EXHIBIT 32

Certification of Principal Executive Officer and Principal Financial Officer

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of TeleHealthCare, Inc. (the “Company”), does hereby certify, to the best of his knowledge and belief that:

(1)	The Annual Report on Form 10-K for the year ended September 30, 2016 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: January 5, 2017	By:	/s/ Derek Cahill
	Name:	Derek Cahill
	Title:	Chief Executive Officer and President

Date: January 5, 2017	By:	/s/ James Donahue
	Name:	James Donahue
	Title:	Chief Financial Officer